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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                       Filed Pursuant to Section 13 OR 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported):   December 4, 1996
                                                        ----------------





                         METROMEDIA INTERNATIONAL GROUP, INC.
                      ------------------------------------------
                (Exact name of registrant as specified in its charter)



      DELAWARE                      1-5706                   58-0971455
    ------------                  ----------               --------------
(State or other              Commission File Number)       (IRS Employer
jurisdiction of                                            Identification
incorporation)                                                  Number)






                              945 East Paces Ferry Road
                                      Suite 2210
                                Atlanta, Georgia 30326
              ---------------------------------------------------------
                       (Address of principal executive offices)

    Registrant's telephone number, including area code: (404) 261-6190
                                                        --------------

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Item 5.       OTHER EVENTS

    On December 4, 1996, the Company issued a press release, a copy of which is attached as Exhibit 99.1, in which it announced that John D. Phillips resigned as President and Chief Executive Officer and as a Director of the Company.


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Item 7.       Financial Statements, Pro Forma
              FINANCIAL INFORMATION AND EXHIBITS

         (c)  The following is an exhibit to this Report and is filed herewith:


              Exhibit 99.1 Press Release dated December 4, 1996 of Metromedia International Group, Inc.


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                                      SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       METROMEDIA INTERNATIONAL GROUP, INC.
                                       (Registrant)



                                       By:  /s/  ARNOLD L. WADLER
                                           ------------------------------
                                            Executive Vice President


Dated:  December 5, 1996